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                                                         SEC File Nos. 033-36962
                                                                       811-06175

                                                                       033-08865
                                                                       811-04847

                               ECLIPSE FUNDS INC.
                                  ECLIPSE FUNDS

                       Supplement dated September 25, 2003
   to the Prospectus for No-Load and Service Class shares dated March 1, 2003;
               Prospectus for L Class shares dated March 1, 2003;
          Prospectus for Money Market Sweep Shares dated March 1, 2003; Statement of Additional Information for No-Load and Service Class shares dated March 1, 2003;
             Statement of Additional Information for L Class Shares
                              dated March 1, 2003;
  and to the Statement of Additional Information for Money Market Sweep Shares
                               dated March 1, 2003

         This Supplement updates certain information contained in the above-dated: (i) Prospectus for No-Load Class and Service Class shares ("No-Load and Service Class Prospectus"); (ii) Prospectus for L Class Shares ("L Class Prospectus"); (iii) Prospectus for Money Market Sweep Shares ("Sweep Shares Prospectus"); (iv) Statement of Additional Information for No-Load Class and Service Class shares ("No-Load and Service Class SAI"); (v) Statement of Additional Information for L Class shares ("L Class SAI"); and (vi) Statement of Additional Information for Money Market Sweep Shares ("Sweep Shares SAI"), of Eclipse Funds Inc. ("Company") and Eclipse Funds ("Trust").

1.       LIQUIDATION AND DISSOLUTION OF ECLIPSE TAX FREE BOND FUND

         The Board of Directors of the Company has approved a Plan of Liquidation and Dissolution (the "Plan") relating to the Eclipse Tax Free Bond Fund ("Fund"), effective October 27, 2003. Management's recommendation to the Board to approve the Plan was based on the failure of the Fund to reach expected asset levels, making it difficult to operate the Fund efficiently. As a result, the Board of Directors has concluded that it is in the best interests of shareholders to liquidate the Fund.

         In connection with the proposed liquidation and dissolution of the Fund, the Board has directed the Company's distributor to cease offering shares of the Fund. Shareholders may continue to reinvest dividends and distributions in the Fund, redeem their shares, or exchange their shares for shares of other Eclipse Funds until the liquidation.

         It is anticipated that the Fund will liquidate no later than October 31, 2003. Any remaining shareholders on the date of liquidation will receive a distribution in liquidation of the Fund.
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2.       VERIFICATION OF IDENTITY

         The following subsection is added to the Shareholder Guide on page 87 of the No-Load and Service Class Prospectus, page 33 of the L Class Prospectus, and page 7 of the Sweep Shares Prospectus under the sub-heading "How to Open Your Eclipse Account":

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

-        Name;

-        Date of birth (for individuals);

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

3.       CHANGE OF INDEPENDENT PUBLIC ACCOUNTANTS

         The paragraph under the subsection entitled "Independent Accountants" on page 106 of the No-Load and Service Class SAI, page 80 of the L Class SAI, and page 45 of the Sweep Shares SAI, is hereby replaced with the following:

         Effective August 27, 2003, KPMG LLP, 1601 Market Street,
Philadelphia, Pennsylvania 19103-2499, has been selected as independent public accountant for the Company and the Trust. KPMG LLP examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit Committee.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE